NATIONWIDE MUTUAL FUNDS
Nationwide Bond Fund

Supplement dated July 7, 2017
to the Summary Prospectus dated May 24, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.	Effective August 1, 2017:

	a.	The table under the heading "Portfolio Management – Portfolio Managers" on page 4 of the Summary Prospectus is hereby deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Length of Service with Fund
Gary S. Davis, CFA	Senior Investment Professional	Since 2004
Corsan Maley	Senior Investment Professional	Since 2016

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE